UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2007.

URANIUM 308 CORP. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-52476 (Commission File Number)	33-1173228 (IRS Employer Identification No.)

2820 W. Charleston Blvd., Suite 22 Las Vegas, NV (Address of principal executive offices)	89102 (Zip Code)

Registrant's telephone number, including area code (866) 892-5232

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CRF 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 21, 2007, Uranium 308 Corp. (the “Company”), Mongolia Energy Limited (“MEL”) and all of the shareholders of MEL entered into a share purchase agreement (the “Share Purchase Agreement”) whereby the Company agreed to acquire 100% of the issued and outstanding shares in the capital of MEL (the “MEL Capital”), a company organized under the laws of the Territory of the British Virgin Islands, in exchange for issuing up to a maximum of 25,000,000 shares of common stock of the Company as follows: (i) 5,000,000 shares to the shareholders of MEL on a pro rata basis in accordance with each MEL shareholders’ percentage ownership in MEL; and (ii) up to 20,000,000 shares to the vendor of Tooroibandi Limited (“Tooroibandi”), pursuant to and at the times required by the terms of the share purchase agreement between MEL and Tooroibandi completed on September 12, 2007 (the “Tooroibandi Share Purchase Agreement”).

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, which was attached as Exhibit 10.1 to the Form 8-K filed on October 1, 2007 and is incorporated herein by reference.

In addition, a copy of the Tooroibandi Share Purchase Agreement was attached as Exhibit 10.2 to the Form 8-K filed on October 1, 2007 and is incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 27, 2007, Uranium 308 Corp. (the “Company”) completed the Share Purchase Agreement, dated September 21, 2007, entered into between the Company, Mongolia Energy Limited (“MEL”) and all the shareholders of MEL (the “Share Purchase Agreement”) whereby the Company acquired 100% of the issued and outstanding shares in the capital of MEL (the “MEL Capital”), through the issuance of 5,000,000 shares of common stock of the Company in aggregate to the shareholders of MEL on a pro rata basis in accordance with each MEL shareholders’ percentage of ownership in MEL, and the issuance of 15,000,000 shares of common stock of the Company to Mr. Lin Dong Hong (the vendor of Tooroibandi Limited) pursuant to the terms of the share purchase agreement between MEL and Tooroibandi Limited completed on September 12, 2007 (the “Tooroiobandi Share Purchase Agreement”). In addition, the Company may be required to issue up to another 5,000,000 shares of common stock of the Company to Mr. Lin Dong Hong pursuant to and at the times required by the terms of the Tooroibandi Share Purchase Agreement.

As of September 12, 2007, MEL is the sole shareholder/registered capital owner of Tooroibandi Limited, a company organized under the laws of Mongolia. Therefore, the Company has now indirectly acquired two exploration licenses identified by license numbers 12207X effective to November 14, 2009 and 1137X effective to February 19, 2009, which are owned by Tooroibandi Limited. License number 12207X covers 4017 hectares named Jargalant and License number 1137X covers 15621 hectares named Elstiin Uul, which are both located in the Territory of Erdene soum, Tuv Province, Mongolia. The two licenses comprise the 196.38 sq. km Janchivlan Property, which is located approximately 70 km southeast of Ulaanbaatar, the capital of Mongolia.

2

ITEM 8.01. OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibits 99.1 and 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements are included in this Form 8-K/A-1.

Audited Financial Statements of Tooroibandi Limited for the fiscal years ended December 31, 2006 and 2005

Report of Independent Registered Public Accounting Firm

Balance Sheet as at December 31, 2006 and 2005

Statement of Operations and Comprehensive (Loss) for the Years Ended for the year ended December 31, 2006, and 2005, and Cumulative from Inception

Statement of Stockholders’ Equity for the Periods from Inception through December 31, 2006

Statements of Cash Flows for the Years Ended December 31, 2006 and 2005, and Cumulative from Inception

Notes to Financial Statements December 31, 2006, and 2005

Audited Consolidated Financial Statements of Mongolia Energy Limited and Subsidiary for the period ended Sept. 26, 2007

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheet as at Sept. 26, 2007

Consolidated Statement of Operations for the nine month period ended Sept. 26, 2007 and 2006

Consolidated Statement of Cash Flows for the nine month period ended Sept. 26, 2007 and 2006

Consolidated Statement of Stockholder’s Equity (Deficit) for the nine month period ended Sept. 26, 2007

Notes to Financial Statements

3

Pro Forma Consolidated Financial Information

Introduction to Pro Forma Consolidated Financial Information for the period ended December 31, 2006

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006

Explanatory Notes to the Pro Forma Consolidated Financial Information for the period ended December 31, 2006

Introduction to Pro Forma Consolidated Financial Information for the period ended Sept. 30, 2007

Pro Forma Consolidated Balance Sheet as at Sept. 30, 2007

Pro Forma Consolidated Statement of Operations for the nine month period ended Sept. 30, 2007

Explanatory Notes to the Pro Forma Consolidated Financial Information for the period ended Sept. 30, 2007

Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated December 6, 2007
Exhibit 99.2	Press Release dated December 12, 2007

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2007

URANIUM 308 CORP.

By: /s/ Dennis Tan
Name: Dennis Tan
Title: President and a Director

5

 TOOROIBANDI LIMITED
(AN EXPLORATION STAGE COMPANY)
INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 2006, AND 2005

Report of Registered Independent Auditors	F-2

Financial Statements-

Balance Sheets as of December 31, 2006, and 2005	F-3

Statements of Operations and Comprehensive (Loss) for the Years Ended
December 31, 2006, and 2005, and Cumulative from Inception	F-4

Statement of Stockholders’ Equity for the Periods from Inception
Through December 31, 2006	F-5

Statements of Cash Flows for the Years Ended December 31, 2006,
and 2005, and Cumulative from Inception	F-6

Notes to Financial Statements December 31, 2006, and 2005	F-7

F-1

REPORT OF REGISTERED INDEPENDENT AUDITORS

To the Board of Directors and Stockholder
of Tooroibandi Limited:

We have audited the accompanying balance sheets of Tooroibandi Limited (a Mongolian corporation in the exploration stage) as of December 31, 2006, and 2005, and the related statements of operations, stockholders’ equity, and cash flows for each of the two years in the period ended December 31, 2006, and from inception (June 24, 2003) through December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tooroibandi Limited as of December 31, 2006, and 2005, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2006, and from inception (June 24, 2003) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the exploration stage, and has not established any source of revenues to cover its operating costs. As such, it has incurred an operating loss since inception. Further, as of December 31, 2006, the cash resources of the Company were insufficient to meet its planned business objectives. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Respectfully submitted,

/s/ Davis Accounting Group P.C.

Cedar City, Utah,
December 10, 2007.

F-2

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Balance Sheets (Note 2)
December 31, 2006, and 2005
(Presented in US Dollars)

	2006	2005

ASSETS

Current Assets:

Cash and cash equivalents	$15	$20

Total current assets	15	20

Total Assets	$15	$20

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:

Accounts payable	$-	$-

Total current liabilities	-	-

Total Liabilities	-	-

Commitments and contingencies

Stockholder's Equity:

Paid-in capital; Authorized $10,000; Paid-in $1,100 in 2005	1,100	1,100

(Deficit) accumulated during the exploration stage	(1,083)	(1,079)

Other accumulated comprehensive (loss)	(2)	(1)

Total Stockholder's Equity	15	20

Total Liabilities and Stockholder's Equity	$15	$20

The accompanying notes to financial statements are
an integral part of these balance sheets.

F-3

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Statements of Operations and Comprehensive (Loss) (Note 2)
For the Years Ended December 31, 2006, and 2005, and Cumulative
From Inception ( June 24, 2003) Through December 31, 2006
(Presented in US Dollars)

	Years Ended December 31,
	2006	2005	Cumulative from Inception

Revenues	$-	$-	$-

Expenses:

General and administrative	4	4	1,083

Total Expenses	4	4	1,083

(Loss) from operations	(4)	(4)	(1,083)

Other Income (Expense)	-	-	-

Provision for income taxes	-	-	-

Net (loss)	(4)	(4)	(1,083)

Other comprehensive (loss):
Foreign currency translation	(1)	(1)	(2)

Comprehensive (loss)	(5)	$(5)	$(1,085)

The accompanying notes to financial statements are
an integral part of these statements.

F-4

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Statements of Stockholder's Equity (Note 2)
For the Periods from Inception (June 24, 2003)
Through December 31, 2006
(Presented in US Dollars)

	Paid-in	Accumulated other comprehensive	(Deficit) accumulated during the	Total stockholder's
Description	Capital	(loss)	exploration stage	equity

Balance - June 24, 2003	$-	$-	$-	$-

Net (loss) for the period	-	-	-	-

Balance - December 31, 2003	-	-	-	-

Contribution of paid-in capital	1,100	-	-	1,100

Net (loss) for the period	-	-	(1,075)	(1,075)

Balance - December 31, 2004	1,100	-	(1,075)	25

Foreign currency translation	-	(1)	-	(1)

Net (loss) for the period	-	-	(4)	(4)

Balance - December 31, 2005	1,100	(1)	(1,079)	20

Foreign currency translation	-	(1)	-	(1)

Net (loss) for the period	-	-	(4)	(4)

Balance - December 31, 2006	$1,100	$(2)	$(1,083)	$15

The accompanying notes to financial statements are
an integral part of these statements.

F-5

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Statements of Cash Flows (Note 2)
For the Years Ended December 31, 2006, and 2005, and Cumulative
From Inception ( June 24, 2003) Through December 31, 2006
(Expressed in US dollars)

	Years Ended December 31,
	2006	2005	Cumulative from Inception
Operating Activities:

Net (loss) for the period	$(4)	$(4)	$(1,083)

Net Cash (Used in) Operating Activities	(4)	(4)	(1,083)

Investing Activities:

Investing activities	-	-	-

Net Cash (Used in) Investing Activities	-	-	-

Financing Activities:

Contribution of paid-in capital	-	-	1,100

Net Cash Provided by Financing Activities	-	-	1,100

Effect of other comprehensive (loss) on cash	(1)	(1)	(2)

Net Increase (Decrease) in Cash and Cash Equivalents	(5)	(5)	15

Cash and Cash Equivalents - Beginning of Period	20	25	-

Cash and Cash Equivalents - End of Period	$15	$20	$15

Supplemental Disclosures of Cash Flow Information:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

The accompanying notes to financial statements are
an integral part of these statements
F-6

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Notes to Financial Statements
December 31, 2006, and 2005
(Presented in US Dollars)

(1) Basis of Presentation and Summary of Significant Accounting Policies

 Basis of Presentation and Organization

Tooroibandi Limited (the “Company”) is a Mongolia corporation in the exploration stage. The Company was incorporated under the laws of Mongolia on June 24, 2003. The business plan of the Company is to conduct acquisition, exploration, and production activities related to mining for various minerals in Mongolia, with particular emphasis on uranium. The accompanying financial statements of Tooroibandi Limited were prepared from the accounts of the Company under the accrual basis of accounting.

 Cash and Cash Equivalents

For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

 Mineral Properties and Exploration Expenses

The Company has been in the exploration stage since its incorporation on June 24, 2003, and has not yet realized any revenues from its planned operations. It is primarily engaged in the acquisition, exploration, and production of mining properties. Mineral property exploration costs are expensed as incurred. Mineral property acquisition and licensing costs are initially capitalized when incurred using the guidance in EITF 04-02, “Whether Mineral Rights Are Tangible or Intangible Assets.” The Company assesses the carrying costs for impairment under SFAS No. 144, “Accounting for Impairment or Disposal of Long Lived Assets” at each fiscal quarter end. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs then incurred to develop such property, are capitalized. Such costs will be amortized for depletion purposes using the units-of-production method over the estimated life of the probable reserves. If mineral properties are subsequently abandoned or impaired, any capitalized costs will be charged to operations. As of December 31, 2006, the Company did not have any proven or probable reserves.

 Long-lived Assets

In accordance with SFAS No. 144,“Accounting for the Impairment or Disposal of Long-Lived Assets,” the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life.

F-7

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Notes to Financial Statements
December 31, 2006, and 2005
(Presented in US Dollars)

Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

 Foreign Currency Translation

The Company accounts for foreign currency translation pursuant to SFAS No. 52, “Foreign Currency Translation” (“SFAS No. 52”). The Company’s functional currency is the Mongolian Tugrik (MNT). Under SFAS No. 52, all assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the respective periods. Translation adjustments are included in other comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars or other currencies. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

 Use of Estimates

The preparation of the Company’s financial statements in conformity with generally accepted accounting principles of United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Actual results could differ from those estimates.

 Fair Value of Financial Instruments

The carrying value of cash as of December 31, 2006, and 2005, reflected in the accompanying financial statements approximates their fair value due to the short-term maturity of the instruments.

F-8

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Notes to Financial Statements
December 31, 2006, and 2005
(Presented in US Dollars)

 Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income.”  Comprehensive income or loss includes net income or loss and all changes in equity during a period that arises from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities.

Income Taxes

The Company accounts for income taxes pursuant to SFAS No. 109, “Accounting for Income Taxes” (“SFAS No. 109”). Under SFAS 109, deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company’s financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carryforward period under the Federal tax laws.

Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the realizability of the related deferred tax asset. Any change in the valuation allowance will be included in income in the year of the change in estimate.

 Impairment of Long-Lived Assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operation cash flows in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets.”  If impairment is deemed to exist, the asset will be written down to its fair value.  Fair value is generally determined using a discounted cash flow analysis.  For the periods ended December 31, 2006, and 2005, no events or circumstances occurred for which an evaluation of the recoverability of long-lived assets was required.

F-9

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Notes to Financial Statements
December 31, 2006, and 2005
(Presented in US Dollars)

 Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  Going Concern and Exploration Stage Activities

The accompanying financial statements have been prepared on a going-concern basis which assumes that the Company will be able to realize assets and discharge liabilities in the normal course of business for the foreseeable future.

The Company has experienced a net loss since inception amounting to $1,083 as of December 31, 2006.  Further, as of December 31, 2006, the Company had a total of $15 in cash resources. This amount is insufficient to sustain operations over the course of the next year. The Company had no business operations during the years 2006, and 2005. These factors raise substantial doubt about the Company's ability to continue as a going concern.  The ability of the Company to meet its commitments as they become payable, including the completion of acquisitions, exploration and development of mineral properties and projects, is dependent on the ability of the Company to obtain necessary financing or achieving a profitable level of operations.  There are no assurances that the Company will be successful in achieving these goals.

The accompanying financial statements do not give effect to adjustments to the amounts and classifications to assets and liabilities that would be necessary should the Company be unable to continue as a going concern.

(3) Income Taxes

The provision (benefit) for income taxes for the periods ended December 31, 2006, and 2005, were as follows:

F-10

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Notes to Financial Statements
December 31, 2006, and 2005
(Presented in US Dollars)

	2006	2005

Current Tax Provision:
Federal-
Taxable income	$-	$-

Total current tax provision	$-	$-

Deferred Tax Provision:
Federal-
Loss carryforwards	$1	$1
Change in valuation allowance	(1)	(1)

Total deferred tax provision	$-	$-

The Company had deferred income tax assets as of December 31, 2006, and 2005, as follows:

	2006	2005

Loss carryforwards	$163	$162
Less - Valuation allowance	(163)	(162)

Total net deferred tax assets	$-	$-

The Company provided a valuation allowance equal to the deferred income tax assets for the periods ended December 31, 2006, and 2005, because it is not presently known whether future taxable income will be sufficient to utilize the loss carryforwards.

As of December 31, 2006, the Company had approximately $1,083 in tax loss carryforwards. These losses are carried forward indefinitely until such time as production from a mine commences; thereafter, they can be amortized on a straight-line basis over a period of five years.

(4) New Accounting Pronouncements

In March 2005, the FASB issued FASB Staff Position (‘FSP”) No. 46R-5, “Implicit Variable Interests under FASB Interpretation No. (“FIN”) 46 (revised December 2003), Consolidation of Variable Interest Entities” (“FSP FIN 46R-5”). FSP FIN 46R-5 provides guidance for a reporting enterprise on whether it holds an implicit variable interest in Variable Interest Entities (“VIEs”) or potential VIEs when specific conditions exist. This FSP is effective in the first period beginning after March 3, 2005, in accordance with the transition provisions of FIN 46 (revised 2003), “Consolidation of Variable Interest Entities - an Interpretation of Accounting Research Bulletin No. 51” (“FIN 46R”). The adoption of this standard is not expected to have a material impact on the Company’s financial position or results of operations.

F-11

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Notes to Financial Statements
December 31, 2006, and 2005
(Presented in US Dollars)

In March 2005, the FASB issued Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations” (“FIN 47”), which will result in: (a) more consistent recognition of liabilities relating to asset retirement obligations; (b) more information about expected future cash outflows associated with those obligations; and (c) more information about investments in long-lived assets because additional asset retirement costs will be recognized as part of the carrying amounts of the assets. FIN 47 clarifies that the term “conditional asset retirement obligation” as used in SFAS No. 143, “Accounting for Asset Retirement Obligations,” refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on the future event that may or may not be within the control of the entity. The obligation to perform the asset retirement activity is unconditional even though uncertainty exists about the timing and/or method of settlement. Uncertainty about the timing and/or method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists. FIN 47 also clarifies when an entity would have sufficient information to reasonably estimate the fair value of asset retirement obligation. FIN 47 is effective no later than the end of fiscal years ending after December 15, 2005. Retrospective application of interim financial information is permitted but is not required. Early adoption of the interpretation is encouraged. The Company does not believe that the adoption of FIN 47 will have a material effect on its financial position or results of operations.

In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154, “Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20, Accounting Changes, and Statement No. 3, Reporting Accounting Changes in Interim Financial Statements” (“SFAS No. 154”). SFAS No. 154 changes the requirements for the accounting for, and reporting of, a change in accounting principle. Previously, most voluntary changes in accounting principles were required to be recognized by way of a cumulative effect adjustment within net income during the period of the change. SFAS No. 154 generally requires retrospective application to prior period financial statements of voluntary changes in accounting principles. SFAS No. 154 is effective for accounting changes made in fiscal years beginning after December 15, 2005; however, SFAS No. 154 does not change the transition provisions of any existing accounting pronouncements. The Company does not believe that the adoption of SFAS No. 154 will have a material effect on its financial position or results of operations.

F-12

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Notes to Financial Statements
December 31, 2006, and 2005
(Presented in US Dollars)

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140,” (“SFAS No. 155”). This Statement permits fair value of re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and amended SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - A Replacement of FASB Statement 125,” to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired, issued, or subject to a re-measurement (new basis) event occurring after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The management of the Company does not believe that this new pronouncement will have a material impact on its financial statements.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets,” (“SFAS No. 156”), which amends SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” In a significant change to current guidance, SFAS No. 156 permits an entity to choose either of the following subsequent measurement methods for each class of separately recognized servicing assets and servicing liabilities: (1) Amortization Method or (2) Fair Value Measurement Method. SFAS No. 156 is effective as of the beginning of an entity’s first fiscal year that begins after September 15, 2006. The management of the Company does not believe that this new pronouncement will have a material impact on its financial statements.

In June 2006, the FASB issued SFAS Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB No. 109. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Earlier application of the provisions of FIN 48 is encouraged if the enterprise has not yet issued financial statements, including interim financial statements, in the period this Interpretation is adopted. The management of the Company does not believe that this new pronouncement will have a material impact on its financial statements.

F-13

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Notes to Financial Statements
December 31, 2006, and 2005
(Presented in US Dollars)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurement, the FASB having previously concluded in those accounting pronouncement that fair value is the relevant measurement attribute. This statement does not require any new fair value measurements. However, for some entities, the application of the statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management of the Company does not believe that this new pronouncement will have a material impact on its financial statements.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R).” This statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multi-employer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets for a not-for-profit organization. This statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The management of the Company does not believe that this new pronouncement will have a material impact on its financial statements.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including An Amendment of FASB Statement No. 115," which permits entities to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. An entity would report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The decision about whether to elect the fair value option is applied instrument by instrument, with a few exceptions; the decision is irrevocable; and it is applied only to entire instruments and not to portions of instruments. SFAS No. 159 requires disclosures that facilitate comparisons (a) between entities that choose different measurement attributes for similar assets and liabilities and (b) between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year provided the entity also elects to apply the provisions of SFAS No. 157. Upon implementation, an entity shall report the effect of the first re-measurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. Since the provisions of SFAS No. 159 are applied prospectively, any potential impact will depend on the instruments selected for fair value measurement at the time of implementation. The management of the Company is currently evaluating the impact, if any, that the adoption of SFAS No. 159 will have on its financial statements.

F-14

TOOROIBANDI LIMITED
(An Exploration Stage Company)
Notes to Financial Statements
December 31, 2006, and 2005
(Presented in US Dollars)
(5) Subsequent Events

In early 2007, the Company acquired two Mongolian exploration licenses (the “Exploration Licenses”) identified by license numbers 12207X, effective to November 14, 2009, and 1137X effective to February 19, 2009. License number 12207X covers 4,017 hectares named Jargalant; and, License number 1137X covers 15,621 hectares named Elstiin Uul, which are both located in the Territory of Erdene soum, Tuv Province, Mongolia. The two exploration licenses comprise the 196.38 sq. km Janchivlan Property, which is located approximately 70 km southeast of Ulaanbaatar, the capital of Mongolia. The Company plans to raise capital to commence exploration activities on the property covered by the two licenses.

Effective September 12, 2007, the Company completed a Share Purchase Agreement (the “Share Purchase Agreement”) with Mongolia Energy Limited (a British Virgin Islands corporation and “MEL”) and Mr. Lin Dong Hong, a Chinese citizen and sole capital holder of the Company, whereby MEL acquired the Company as a wholly owned subsidiary. The terms of the purchase price paid by MEL under the Share Purchase Agreement were as follows:

(a)	A payment of $4,550,000 to Mr. Lin Dong Hong;

(b)	The completion of the an exploration program on the property covered by the Exploration Licenses; and

(c)
The issuance to Mr. Lin Dong Hong of up to 20.0 million shares of common stock of a United States reporting company registered with the Securities and Exchange Commission, listed on the Over-the-Counter Bulletin Board of the NASD, which has entered into an agreement to acquire MEL.

On September 27, 2007, MEL completed a Second Share Purchase Agreement (the “Second Share Purchase Agreement”) with Uranium 308 Corp. (a Nevada corporation and “Uranium 308”) and all the shareholders of MEL. As a result of the Second Share Purchase Agreement, Uranium 308 acquired all of the assets of MEL, including the Company, as its wholly owned subsidiary, through an exchange of common stock and payment of cash. As such, Uranium 308 indirectly acquired the two Exploration Licenses.

MONGOLIA ENERGY LIMITED AND SUBSIDIARY
(AN EXPLORATION STAGE COMPANY)
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 26, 2007

Report of Registered Independent Auditors	F-2

Consolidated financial Statements-

Consolidated Balance Sheet as of September 26, 2007	F-3

Consolidated Statements of Operations and Comprehensive (Loss) for the Periods
Ended September 26, 2007, and Cumulative from Inception	F-4

Consolidated Statement of Stockholders’ Equity for the Period from Inception
Through September 26, 2007	F-5

Consolidated Statements of Cash Flows for the Periods Ended
September 26, 2007, and Cumulative from Inception	F-6

Notes to Consolidated Financial Statements September 26, 2007	F-7

REPORT OF REGISTERED INDEPENDENT AUDITORS

To the Board of Directors and Stockholder
of Mongolia Energy Limited:

We have audited the accompanying consolidated balance sheet of Mongolia Energy Limited and subsidiary (a British Virgin Islands corporation in the exploration stage) as of September 26, 2007, and the related consolidated statements of operations and comprehensive (loss), stockholders’ equity, and cash flows for the period ended September 26, 2007, and from inception (May 18, 2007) through September 26, 2007. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mongolia Energy Limited and subsidiary as of September 26, 2007, and the results of its operations and its cash flows for the period ended September 26, 2007, and from inception (May 18, 2007) through September 26, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company is in the exploration stage, and has not established any source of revenues to cover its operating costs. As such, it has incurred an operating loss since inception. Further, as of September 26, 2007, the cash resources of the Company were insufficient to meet its planned business objectives. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 2 to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Respectfully submitted,

/s/ Davis Accounting Group P.C.

Cedar City, Utah,
December 10, 2007.

MONGOLIA ENERGY LIMITED AND SUBSIDIARY
(An Exploration Stage Company)
Consolidated Balance Sheet
As of September 26, 2007
(Presented in US dollars)
2007
ASSETS

Current Assets:
Cash and cash equivalents	$463,063
Prepaid expenses and deposits	33,244

Total current assets	496,307

Property and Equipment:
Mineral property licenses	4,640,711
Computer and office equipment	5,727
Field equipment	13,498
Vehicles	35,111

4,695,047
Less - Accumulated depreciation	(800)
Net property and equipment	4,694,247

Total Assets	$5,190,554

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

Accrued liabilities	$1,329
Due to related parties	215,544
Promissory Notes - Uranium 308 Corp.	4,600,000

Total current liabilities	4,816,873

Total Liabilities	4,816,873

Commitments and Contingencies

Stockholders' Equity:

Common Stock, 50,000 shares authorized, $1.00 par value;
500 shares issued and outstanding (Note 4 )	500
Additional Paid-in Capital	608,000
Other accumulated comprehensive income	2,482
(Deficit) Accumulated During the Exploration Stage	(237,301)

Total Stockholders' Equity	373,681

Total Liabilities and Stockholders' Equity	$5,190,554

The accompanying notes to consolidated financial statements are an integral part of this consolidate balance sheet.

MONGOLIA ENERGY LIMITED AND SUBSIDIARY
(An Exploration Stage Company)
Consolidated Statements of Operations and Comprehensive (Loss)
For the Period Ended September 26, 2007, and Cumulative
From Inception (May 18, 2007) Through September 26, 2007
(Presented in US Dollars)

	Period Ended September 26, 2007	Cumulative from Inception

Revenues	$-	$-

Expenses:
Geological exploration	145,832	145,832
General and administrative	19,270	19,270
Salaries and wages	46,989	46,989
Travel	20,549	20,549
Professional fees	4,162	4,162
Depreciation	800	800

Total expenses	237,602	237,602

(Loss) from operations	(237,602)	(237,602)

Other Income (Expense):
Interest income and other (Note 4)	301	301

Provision for income taxes	-	-

Net (loss)	(237,301)	(237,301)

Other comprehensive income:
Foreign currency translation	2,482	2,482

Comprehensive (loss)	$(234,819)	$(234,819)

(Loss) Per Share:
(Loss) Per Share - Basic and Diluted	$(1,464.82)

Weighted Average Shares Outstanding	162

The accompanying notes to consolidated financial statements are an integral part of these consolidated statements.

MONGOLIA ENERGY LIMITED AND SUBSIDIARY
(An Exploration Stage Company)
Consolidated Statement of Stockholders' Equity
For the Period From May 18, 2007 (Date of Inception)
Through September 26, 2007
(Presented in US dollars)

				Accumulated	(Deficit)
	Common Stock			Other	Accumulated	Total
Description	Shares	Amount	Additional Paid-in Capital	Comprehensive Income	During the Exploration Stage	Stockholders' Equity

Balance - May 18, 2007	-	$-	$-	$-	$-	$-

August 14, 2007 - Shares issued pursuant to subscription agreements	500	500	-	-	-	500

Contribution of paid-in capital	-	-	608,000	-	-	608,000

Foreign currency translation	-	-	-	2,482	-	2,482

Net (loss) for the period	-	-	-	-	(237,301)	(237,301)

Balance - September 26, 2007	500	$500	$608,000	$2,482	$(237,301)	$373,681

The accompanying notes to consolidated financial statements are an integral part of this consolidated statement.

MONGOLIA ENERGY LIMITED AND SUBSIDIARY
(An Exploration Stage Company)
Consolidated Statements of Cash Flows
For the Period Ended September 26, 2007, and
Cumulative From Inception (May 18, 2007) Through September 26, 2007
(Presented in US Dollars)

	Period Ended September 26, 2007	Cumulative from inception

Operating Activities:

Net (loss) for the period	$(237,301)	$(237,301)

Adjustment to reconcile net (loss) to net cash (used in) operating activities
Depreciation	800	800
Changes in operating assets and liabilities:
Prepaid expenses and deposits	(33,244)	(33,244)
Accrued liabilities	1,329	1,329

Net Cash (Used in) Operating Activities	(268,416)	(268,416)

Investing Activities:

Purchases of property and equipment	(54,336)	(54,336)
Acquisition of mineral licenses	(4,640,711)	(4,640,711)

Net cash (used in) investing activities	(4,695,047)	(4,695,047)

Financing Activities:

Due to related parties	215,544	215,544
Issuance of common stock for cash	500	500
Promissory Notes - Uranium 308 Corp.	4,600,000	4,600,000
Contribution of paid-in capital	608,000	608,000

Net Cash Provided by Financing Activities	5,424,044	5,424,044

Effect of other comprehensive income on cash	2,482	2,482

Net Increase in Cash	463,063	463,063

Cash and Cash Equivalents - Beginning of Period	-	-

Cash and Cash Equivalents - End of Period	$463,063	$463,063

Supplemental Disclosures of Cash Flow Information:

Interest paid	$-	$-
Income taxes paid	$-	$-

The accompanying notes to consolidated financial statements are an integral part of these consolidated statements

MONGOLIA ENERGY LIMITED AND SUBSIDIARY
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
September 26, 2007
(Presented in US Dollars)

(1) Basis of Presentation and Summary of Significant Accounting Policies

 Basis of Presentation and Organization

Mongolia Energy Limited (the “Company” or “MEL”) is a British Virgin Islands corporation in the exploration stage. The Company was incorporated under the laws of the British Virgin Islands on May 18, 2007. The business plan of the Company is to conduct acquisition, exploration, and production activities related to mining for various minerals in Mongolia, with particular emphasis on uranium. The accompanying consolidated financial statements of Mongolia Energy Limited and its subsidiary, Tooroibandi Limited, a Mongolian corporation, were prepared from the accounts of the Company and its subsidiary under the accrual basis of accounting. All intercompany transactions and balances have been eliminated in consolidation.

 Cash and Cash Equivalents

For purposes of reporting within the consolidated statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

 Mineral Properties and Exploration Expenses

The Company has been in the exploration stage since its incorporation on May 18, 2007, and has not yet realized any revenues from its planned operations. It is primarily engaged in the acquisition, exploration, and production of mining properties. Mineral property exploration costs are expensed as incurred. Mineral property acquisition and licensing costs are initially capitalized when incurred using the guidance in EITF 04-02, “Whether Mineral Rights Are Tangible or Intangible Assets.” When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs then incurred to develop such property, are capitalized. Such costs will be amortized for depletion purposes using the units-of-production method over the estimated life of the probable reserves. If mineral properties are subsequently abandoned or impaired, any capitalized costs will be charged to operations. As of September 26, 2007, the Company was conducting mineral exploration activities in Mongolia, but did not have any proven or probable reserves.

 Asset Retirement Obligations

The Company has adopted SFAS No. 143, “Accounting for Asset Retirement Obligations” (“SFAS No. 143”) which requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred. SFAS No. 143 requires a liability to be recorded for the present value of the estimated site restoration costs with corresponding increase to the carrying amount of the related long-lived asset.  The liability will be accreted and the asset will be depreciated over the life of the related assets.  Adjustments for changes resulting from the passage of time and changes to either the timing or amount of the original present value estimate underlying the obligation will be made. As at September 26, 2007, the Company did not have any asset retirement obligations.

MONGOLIA ENERGY LIMITED AND SUBSIDIARY
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
September 26, 2007
(Presented in US Dollars)

 Long-lived Assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operation cash flows in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets.”  If impairment is deemed to exist, the asset will be written down to its fair value.  Fair value is generally determined using a discounted cash flow analysis.  For the period ended September 26, 2007, no events or circumstances occurred for which an evaluation of the recoverability of long-lived assets was required.

 Property and Equipment

The components of property and equipment are stated at cost. Property and equipment costs are depreciated or amortized for financial reporting purposes over the useful lives of the related assets by the straight-line method. Useful lives utilized by MEL for calculating depreciation or amortization are as follows:

Computer and office equipment	3 to 5 years
Field equipment	5 years
Vehicles	10 years

Upon disposition of an asset, its cost and related accumulated depreciation or amortization are removed from the accounts, and any resulting gain or loss is recognized.

Lease Obligations

All noncancellable leases with an initial term greater than one year are categorized as either capital or operating leases. Assets recorded under capital leases are amortized according to the same methods employed for property and equipment or over the term of the related lease, if shorter.

MONGOLIA ENERGY LIMITED AND SUBSIDIARY
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
September 26, 2007
(Presented in US Dollars)

 Foreign Currency Translation

The Company accounts for foreign currency translation pursuant to SFAS No. 52, “Foreign Currency Translation” (“SFAS No. 52”). The Company’s functional currency is the Chinese Renminbi Yuan (CNY). Under SFAS No. 52, all assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the respective periods. Translation adjustments are included in other consolidated comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars or other currencies. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

 Fair Value of Financial Instruments

The Company estimates the fair value of financial instruments using the available market information and valuation methods. Considerable judgment is required in estimating fair value. Accordingly, the estimates of fair value may not be indicative of the amounts the Company could realize in a current market exchange. As of September 26, 2007, the carrying value of the Company’s financial instruments approximated fair value due to their short-term nature and maturity.

 Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income.”  Comprehensive income or loss includes net income or loss and all changes in equity during a period that arises from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities.

Income Taxes

The Company accounts for income taxes pursuant to SFAS No. 109, “Accounting for Income Taxes” (“SFAS No. 109”). Under SFAS 109, deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company’s financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carryforward period under the Federal tax laws.

MONGOLIA ENERGY LIMITED AND SUBSIDIARY
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
September 26, 2007
(Presented in US Dollars)

Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the realizability of the related deferred tax asset. Any change in the valuation allowance will be included in income in the year of the change in estimate.

 Use of Estimates

The preparation of the Company’s consolidated financial statements in conformity with generally accepted accounting principles of United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the consolidated financial statements are prepared.  Actual results could differ from those estimates.

(2)  Exploration Stage Activities and Going Concern

The accompanying consolidated financial statements have been prepared on a going-concern basis which assumes that the Company will be able to realize assets and discharge liabilities in the normal course of business for the foreseeable future.

The Company is in the exploration stage and has not derived any revenues from its planned operations. Since its organization and incorporation, the Company has initiated its acquisition and exploration activities pertaining to mineral properties, completed a capital formation activity through the issuance of common stock, a promissory note and related party debt, and completed the acquisition of a wholly owned subsidiary, Tooroibandi Limited, a Mongolian corporation, through which the Company acquired two Exploration Licenses of mineral property in Mongolia. Certain exploration activities have been initiated on the mineral properties covered by the two Exploration Licenses, and general and administrative expenses have been incurred. The Company has experienced a net loss since inception amounting to $237,301 as of September 26, 2007.  Further, as of September 26, 2007, the Company had a total of $463,063 in cash resources. This amount is insufficient to sustain operations and planned activities over the course of the next twelve months. These factors raise substantial doubt about the Company's ability to continue as a going concern.  The ability of the Company to meet its commitments as they become payable, including the exploration and development of mineral properties and projects, is dependent on the ability of the Company to obtain necessary financing or achieving a profitable level of operations.  There is no assurance that the Company will be successful in achieving these goals.

MONGOLIA ENERGY LIMITED AND SUBSIDIARY
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
September 26, 2007
(Presented in US Dollars)

The accompanying consolidated financial statements do not give effect to adjustments to the amounts and classifications to assets and liabilities that would be necessary should the Company be unable to continue as a going concern.

(3) Acquisition of Tooroibandi Limited

Effective September 12, 2007, the Company completed a Share Purchase Agreement (the “Share Purchase Agreement”) with Tooroibandi Limited (a Mongolian corporation and “TL”), and Mr. Lin Dong Hong, a Chinese citizen and sole capital holder of TL, whereby MEL acquired TL as a wholly owned subsidiary. The terms of the purchase price paid by MEL under the Share Purchase Agreement were as follows:

(a)	A payment of $4,550,000 to Mr. Lin Dong Hong (see Note 5 below);

(b)	The completion of the an exploration program on the property covered by the Exploration Licenses; and

(c)
The issuance to Mr. Lin Dong Hong of up to 20.0 million shares of common stock of a United States reporting company registered with the Securities and Exchange Commission, listed on the Over-the-Counter Bulletin Board of the NASD, which has entered into an agreement to acquire MEL.

In conjunction with the acquisition, liabilities were assumed as follows:

Fair value of assets acquired	$4,686,731

Cash advances prior to closing - Promissory Notes	(4,600,000)

Cash acquired	(23,010)

Liabilities assumed	$63,721

(4) Mineral Licenses

Through the acquisition of Tooroibandi Limited as a wholly owned subsidiary, as described in Note 3 above, the Company acquired two Mongolian mineral exploration licenses (the “Exploration Licenses”) identified by license numbers 12207X, effective to November 14, 2009, and 1137X effective to February 19, 2009. License number 12207X covers 4,017 hectares named Jargalant; and, License number 1137X covers 15,621 hectares named Elstiin Uul, which are both located in the Territory of Erdene soum, Tuv Province, Mongolia. The two Exploration Licenses comprise the 196.38 sq. km Janchivlan Property, which is located approximately 70 km southeast of Ulaanbaatar, the capital of Mongolia. The Company plans to raise capital to commence exploration activities on the property covered by the two licenses. The value of the Exploration Licenses was $4,640,711.

MONGOLIA ENERGY LIMITED AND SUBSIDIARY
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
September 26, 2007
(Presented in US Dollars)

(5) Promissory Note - Uranium 308 Corp.

From July 20, 2007, through September 17, 2007, the Company issued eight promissory notes to Uranium 308 Corp. to evidence certain advances totaling $4,600,000 made to the Company to complete the acquisition of Tooroibandi Limited. The promissory notes are non-interest bearing and due on demand.

(6) Due to Related Parties

As of September 26, 2007, the Company owed to two related parties advances totaling $215,544. The advances were made for working capital purposes, are non-interest bearing, and have no terms for repayment.

(7) Income Taxes

The provision (benefit) for income taxes for the period ended September 26, 2007, were as follows:

2007

Current Tax Provision:
Federal-
Taxable income	$-

Total current tax provision	$-

Deferred Tax Provision:
Federal-
Loss carryforwards	$23,730
Change in valuation allowance	(23,730)

Total deferred tax provision	$-

The Company had deferred income tax assets as of September 26, 2007, as follows:

MONGOLIA ENERGY LIMITED AND SUBSIDIARY
(An Exploration Stage Company)
Notes to Consolidated Financial Statements
September 26, 2007
(Presented in US Dollars)

2007

Loss carryforwards	$23,730
Less - Valuation allowance	(23,730)

Total net deferred tax assets	$-

The Company provided a valuation allowance equal to the deferred income tax assets for the period ended September 26, 2007, because it is not presently known whether future taxable income will be sufficient to utilize the loss carryforwards.

As of September 26, 2007, MEL had approximately $237,300 in tax loss carryforwards. These losses are carried forward for a period of two years.

(8) New Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurement, the FASB having previously concluded in those accounting pronouncement that fair value is the relevant measurement attribute. This statement does not require any new fair value measurements. However, for some entities, the application of the statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management of the Company does not believe that this new pronouncement will have a material impact on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R).” This statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multi-employer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets for a not-for-profit organization. This statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The management of the Company does not believe that this new pronouncement will have a material impact on its consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including An Amendment of FASB Statement No. 115," which permits entities to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. An entity would report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The decision about whether to elect the fair value option is applied instrument by instrument, with a few exceptions; the decision is irrevocable; and it is applied only to entire instruments and not to portions of instruments. SFAS No. 159 requires disclosures that facilitate comparisons (a) between entities that choose different measurement attributes for similar assets and liabilities and (b) between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year provided the entity also elects to apply the provisions of SFAS No. 157. Upon implementation, an entity shall report the effect of the first re-measurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. Since the provisions of SFAS No. 159 are applied prospectively, any potential impact will depend on the instruments selected for fair value measurement at the time of implementation. The management of the Company is currently evaluating the impact, if any, that the adoption of SFAS No. 159 will have on its consolidated financial statements.

(9) Commitments and Contingencies

On September 4, 2007, the Company entered into an operating lease for office space in Beijing, China. The term of the lease is for two years. The rent for the office space is payable quarterly in the amount of $9,318. Future minimum rental amounts under the lease amount to $3,106 in 2007, $37,272 in 2008, and $24,848 in 2009, respectively.

(10) Subsequent Events

On September 27, 2007, MEL completed a Second Share Purchase Agreement (the “Second Share Purchase Agreement”) with Uranium 308 Corp. (a Nevada corporation and “Uranium 308”) and all the shareholders of MEL. As a result of the Second Share Purchase Agreement, Uranium 308 acquired all of the assets and assumed the liabilities of MEL and its wholly owned subsidiary through an exchange of common stock and payment of cash from the application of the proceeds from the promissory notes (see Note 5) valued at $49,200,000.

URANIUM 308 CORP
(formerly Montagu Resources Corp.)
(An Exploration Stage Company)
Pro forma Consolidated Financial Information
For the year ended December 31, 2006
(Expressed in US Dollars)
Unaudited

INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma consolidated statement of operations and explanatory notes give effect to the acquisition of Mongolia Energy Limited (“MEL”) and Tooroibandi Limited by Uranium 308 Corp. (“U308”).

The pro forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The pro forma consolidated statement of operations has been prepared utilizing the historical financial statements of Uranium 308, MEL, Tooroibandi and should be read in conjunction with the historical financial statements and notes thereto.

The pro forma consolidated statement of operations has been prepared as if the acquisition had been consummated on January 1, 2006 and carried through to December 31, 2006.

This pro forma consolidated financial data is provided for illustrative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor is it necessarily indicative of the results of future operations.

Uranium 308 Corp.
(formerly Montagu Resources Corp.)
(An Exploration Stage Company)
Pro forma Consolidated Statements of Operations
For the year ended December 31, 2006
(Expressed in US dollars)
(Unaudited)

								Pro forma
	Uranium 308			Tooroibandi				Adjustment		Pro forma
Expenses

Donated rent	$3,000					$	$				$3,000
Donated services	6,000										6,000
Geological Expense
Depreciation
General and administrative	3,679				4						3,683
Impairment of mineral property costs	142										142
Salary
Professional fees	16,100										16,100
Consulting
Travel

Total Expenses	28,921				4						28,925

Net (loss) for the period	(28,921)				(4)						(28,925)

Other Income (Expense) :
Interest income	-
Provision for income tax	-
Net (loss)	(28,921)										(28,921)

Other comprehensive income
Foreign currency translation	-				(1)						(1)

Comprehensive (loss)	$(28,921)			$	$(5)				$		$(28,926)

Net Loss Per Share - Basic and Diluted		$	$			$	$			$

Weighted Average Shares Outstanding

EXPLANATORY NOTES

Pro forma adjustments

None.

INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma consolidated balance sheet, pro forma consolidated statement of operations and explanatory notes give effect to the acquisition of Mongolia Energy Limited (“MEL”) and Tooroibandi Limited by Uranium 308 Corp. (“U308”).

The pro forma consolidated balance sheet, pro forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The pro forma consolidated balance sheet and the pro forma consolidated statement of operations have been prepared utilizing the historical financial statements of Uranium 308 Corp, Mongolia Energy Limited, Tooroibandi and should be read in conjunction with the historical financial statements and notes thereto.

The pro forma consolidated statement of operations has been prepared as if the acquisition had been consummated on January 01, 2007 and carried through to September 30, 2007.

This pro forma consolidated financial data is provided for illustrative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor is it necessarily indicative of the results of future operations.

Uranium 308 Corp.
(formerly Montagu Resources Corp.)
(An Exploration Stage Company)
Pro forma Consolidated Balance Sheets
September 30, 2007
(Expressed in US dollars)
(Unaudited)

	Uranium		Pro forma
	308	MEL and Subsidiary	Adjustment		Pro forma

ASSETS

Current Assets:

Cash and cash equivalents	$639,828	$463,063		$	$1,102,891
Prepaid expenses and deposits		33,244			33,244
Total current assets	639,828	496,307			1,136,135

Property and Equipments:
Mineral property licenses		4,640,711			4,640,711
Computer and office equipment		5,727			5,727
Field equipment		13,498			13,498
Vehicles		35,111			35,111
		4,695,047			4,695,047

Less-Accumulated depreciation		(800)			(800)
Net property and equipment		4,694,247			4,694,247

Total Assets	639,828	5,190,554			5,830,382

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

Accounts payable	267,248	1,329			268,577
Accrued liabilities	20,000	215,544			235,544
Due to related party (Note 3(b))	36,733				36,733
Promissory Note-Uranium 308 Corp.		4,600,000			4,600,000

Total Liabilities	323,981	4,816,873			5,140,854

Commitments and contingencies

Stockholders' Equity

Common Stock, 3,750,000,000 shares authorized, $0.00001 par value 87,001,667 shares issued and outstanding	870				870
Common Stock, 50,000 shares authorized, $1.00 par value; 500 shares issued and outstanding		500			500

Subscription received	307,392				307,392

Additional Paid-in Capital	1,397,156	608,000			2,005,156

Donated Capital (Note 3(a))	14,625				14,625

Deficit Accumulated During the Exploration Stage	(1,406,694)	(237,301)			(1,643,995)

Other accumulated comprehensive income	2,498	2,482			4,980

Total Stockholders' Equity	315,847	373,681			689,528

Total Liabilities and Stockholders' Equity	$639,828	$5,190,554	$		$5,830,382

Uranium 308 Corp.
(formerly Montagu Resources Corp.)
(An Exploration Stage Company)
Pro forma Consolidated Statements of Operations
For the Nine months ended September 30, 2007
(Expressed in US dollars)
(Unaudited)

		MEL and	Pro forma
	Uranium 308	subsidiary	Adjustment	Pro forma
Revenue

Expenses

Donated rent	$1,500	$-		$	$ 1,500
Donated services	3,000	-			3,000
Geological Expense	12,761	145,832			158,593
Depreciation	-	800			800
General and administrative	31,527	19,270			50,797
Salary	-	46,989			46,989
Professional fees	95,654	4,162			99,816
Consulting	54,000	-			54,000
Travel	13,845	20,549			34,394

Total Expenses	212,287	237,602			449,889

Net (loss) for the period	(212,287)	(237,602)			(449,889)

Other Income (Expense) :
Interest income	9,282	301			9,583
Provision for income tax
Net (loss)	(203,005)	(237,301)			(440,306)

Other comprehensive income
Foreign currency translation		2,482			2,482

Comprehensive (loss)	$(203,005.00)	$(234,819)			$(437,824.00)

Net Loss Per Share - Basic and Diluted	$(0.02)	$(1,464.82)

Weighted Average Shares Outstanding	61,465,507	162

EXPLANATORY NOTES

Pro forma adjustments

None.